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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 13, 2004

                            Elcom International, Inc.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                     000-27376                  04-3175156
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(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)

       10 Oceana Way Norwood, Massachusetts                 02062
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     (Address of Principal Executive Offices)            (Zip Code)

Registrant's telephone number, including area code (781) 440-3333

                                       N/A
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         (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Explanatory Note:

      This Current Report on Form 8-K relates to the press releases of Elcom International, Inc. ("Elcom") announcing its financial results for the first and second quarters ended March 31, 2004 and June 30, 2004, respectively. Elcom inadvertently failed to furnish the May 13, 2004 and August 4, 2004 press releases furnished with this Current Report on Form 8-K when they were originally issued.

                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On May 13, 2004, Elcom issued a press release announcing its financial results for the first quarter ended March 31, 2004. A copy of the press release containing the announcement regarding the first quarter financial results is furnished as Exhibit 99.1 to this Current Report on Form 8-K. On August 4, 2004, Elcom issued a press release announcing its financial results for the second quarter ended June 30, 2004. A copy of the press release containing the announcement regarding the second quarter financial results is furnished as
Exhibit 99.2 to this Current Report on Form 8-K.

      The press releases furnished with this Current Report on Form 8-K provide detail not included in previously issued reports and are not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended and are not to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit No.                             Description
-----------                             -----------
99.1           Press Release of Elcom International, Inc., dated May 13, 2004

99.2           Press Release of Elcom International, Inc., dated August 4, 2004

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   ELCOM INTERNATIONAL, INC.
Date August 23, 2004
                                               By  /s/ Laurence F. Mulhern
                                                   -----------------------------
                                                   Laurence F. Mulhern
                                                   Chief Financial Officer

                                  Page 3 of 3

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                                  EXHIBIT INDEX

Exhibit No.                             Description
-----------                             -----------
  99.1          Press Release of Elcom International, Inc., dated May 13, 2004

  99.2          Press Release of Elcom International, Inc., dated August 4, 2004

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